                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 23, 1997


                             PCA INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


North Carolina                       0-8550                  56-0888429
(State or other jurisdiction         (Commission             (IRS employer
of incorporation)                    File Number)            identification no.)


           815 Matthews-Mint Hill Road, Matthews, North Carolina 28105
               (Address of principal executive offices) (Zip Code)


                                 (704) 847-8011
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets.

         On December 20, 1996, pursuant to an Agreement and Plan of Merger, dated as of December 17, 1996, as amended (the "Merger Agreement"), by and among American Studios, Inc., a North Carolina corporation (the "Registrant"), and ASI Acquisition Corp., a North Carolina corporation and a wholly owned subsidiary of the Registrant (the "Purchaser"), the Purchaser commenced a tender offer for all outstanding shares of common stock, par value $.001 per share (the "Shares"), of ASI, at a price of $2.50 per share, net to the Seller in cash (the "Offer"). Upon consummation of the offer on January 27, 1997, the Registrant beneficially owned 20,333,508 shares (including 15,311 shares subject to guarantees of delivery), which represents approximately 95% of ASI.

         On February 28, 1997, ASI merged (the "Merger") with and into the Purchaser, with the Purchaser continuing as the surviving corporation and a direct wholly owned subsidiary of the Registrant. The merger became effective on February 28, 1997 (the "Effective Time"). At the Effective Time, each issued and outstanding share (other than shares owned by ASI, the Registrant, the Purchaser or any other wholly owned subsidiary of the Registrant and other than shares held by shareholders exercising dissenters' rights under North Carolina law) converted into the right to receive $2.50 in cash. In accordance with the Merger Agreement, the Registrant paid to ASI, and ASI paid to the holders of certain of ASI's outstanding stock options, an additional $4,000 in consideration for the cancellation of such options to purchase shares.

         The Registrant currently intends to continue to use the portrait processing facility, equipment and other physical property of ASI to provide portrait photography service.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro Forma Financial Information.

         The following pro forma financial statements of PCA International, Inc. and Subsidiaries are set forth in Annex A hereto:

         PCA International, Inc.:

         Pro Forma Consolidated Balance Sheet as of October 27, 1996.

         Pro Forma Consolidated Statements of Income for the Nine Months Ended October 27, 1996 and for the Fiscal Year Ended January 28, 1996.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 25, 1997

                                        PCA INTERNATIONAL, INC.


                                         /s/ John Grosso
                                         ----------------------------------
                                         By: /s/ John Grosso
                                         Name:  John Grosso
                                         Title: President

                                                                         ANNEX A


                             PCA INTERNATIONAL, INC.

                          Index to Financial Statements


                                                                   Page
                                                                   ----

Financial Statements:

         Pro Forma Consolidated Balance Sheet as of
             October 27, 1996.                                     F-1

         Pro Forma Consolidated Statements of Income               F-2 - F-3
             for the Nine Months Ended October 27, 1996 and for the Fiscal Year Ended January 26, 1996.

The following unaudited pro forma consolidated balance sheet information presents the pro forma consolidated financial position of the Company as of October 27, 1996, the Company's third-quarter end, assuming the acquisition of ASI had been consummated as of such date. This consolidated balance sheet information reflects the preliminary purchase price allocation, which will be subject to further adjustment as the Company finalizes the determination and allocation of purchase price.

                                                                                Pro Forma         Pro Forma         Pro Forma
                                                 The Company        ASI        Adjustments       Adjustments      Balance Sheet
                                                 -----------    -----------    -----------       -----------      -------------
                                                                                   Debit            Credit
Current assets                                   $21,767,813    $ 4,483,000    $   259,150 (2)   $   670,000 (1)   $ 25,839,963
Property, plant, and equipment                    47,175,686     25,271,000             --         8,594,436 (3)     63,852,250
Intangible assets                                         --      4,000,000     57,982,461 (4)            --         61,982,461
Other assets                                       1,524,959      1,849,000      2,575,000 (5)       349,665 (6)      5,599,294
Deferred taxes                                            --             --      5,879,250 (7)            --          5,879,250
                                                 ------------------------------------------------------------------------------
    Total assets                                 $70,468,458    $35,603,000    $66,695,861       $ 9,614,101       $163,153,218
                                                 ==============================================================================

Current liabilities                              $30,819,113    $23,021,000             --       $ 4,287,847 (8)   $ 58,127,960
Deferred income taxes                              5,178,245             --             --                --          5,178,245
Long-term debt                                            --      5,038,000             --        59,559,763 (9)     64,597,763
Other liabilities                                  2,773,508             --             --                --          2,773,508
                                                 ------------------------------------------------------------------------------
    Total liabilities                             38,770,866     28,059,000             --        63,847 610        130,677,476
                                                 ------------------------------------------------------------------------------

Minority interest                                         --             --             --           259,150 (2)        259,150
Shareholders' equity                              31,697,592      7,544,000      7,544,000 (4)       549,000 (5)     32,246,592
                                                 ------------------------------------------------------------------------------

    Total liabilities and shareholders' equity   $70,468,458    $35,603,000    $ 7,544,000       $64,655,760       $163,183,218
                                                 ==============================================================================


The above pro forma consolidated balance sheet reflects adjustments related to the acquisition as follows:

1)  write-down of certain inventory to net realizable value;

2) minority interest relating to shares of ASI not tendered as of the balance sheet date;

3) write-down of certain fixed assets to net realizable value; and adjustment of real property to fair value;

4) estimated intangible asset and equity adjustment resulting from the purchase transaction;

5) debt transaction costs and stock warrants issued in connection with the debt;

6)  write-down of certain other assets to net realizable value;

7)  estimated deferred taxes resulting from the purchase transaction;

8) liabilities incurred as a result of the purchase transaction for separation pay, payments to former ASI executives, and other reserves; and

9)  debt incurred to finance the purchase.

The components of current liabilities in the pro forma balance sheet are as follows:

        Short-term Borrowings                  $16,965,964
        Accounts Payable                        17,121,112
        Other current liabilities               24,040,884
                                               -----------
            Total                              $58,127,960


The following unaudited pro forma consolidated statements of operations combines the consolidated historical results of the Company with the historical results of ASI for the nine months ended October 27, 1996 and the fiscal year ended January 28, 1996, after giving effect to certain adjustments, as explained below, before any nonrecurring charges or credits, such as separation pay, one-time training costs, and other nonrecurring operational costs of the transaction.

These unaudited pro forma consolidated statements do not purport to be indicative of the results that would have occurred had the transaction taken place at the beginning of the period presented or of future results.


                                                                    FOR THE NINE MONTHS ENDED OCTOBER 27, 1996
                                           --------------------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                            PRO FORMA      PRO FORMA     STATEMENT OF
                                            THE COMPANY       ASI           ADJUSTMENTS   ADJUSTMENTS     OPERATIONS
                                           --------------------------------------------------------------------------
                                                                              DEBIT         CREDIT
Sales                                      $104,297,847   $ 68,686,000                                  $ 172,983,847
Cost of sales                                82,555,867     60,716,000                     1,117,965(1)   142,153,902
                                           --------------------------------------------------------------------------
    Gross profit                             21,741,980      7,970,000           --       (1,117,965)      30,829,945

General and administrative                   18,219,525     11,398,000                                     29,617,525
Amortization                                       --          487,000        731,332(2)                    1,218,332
                                           --------------------------------------------------------------------------
    Income (loss) from operations before
         interest and income taxes            3,522,455     (3,915,000)      (731,332)    (1,117,965)          (5,912)

Interest expense                                 83,485      1,210,000      3,049,484(3)                    4,342,969
                                           --------------------------------------------------------------------------
    Income (loss) from operations before
         income taxes                         3,438,970     (5,125,000)    (3,780,816)    (1,117,965)      (4,348,881)

Income tax expense (benefit)                  1,426,783           --                       2,679,003(4)    (1,252,220)
                                           --------------------------------------------------------------------------
Net income (loss)                          $  2,012,187   $ (5,125,000)   $(3,780,816)   $(3,796,968)   $  (3,096,661)
                                           ==========================================================================
Net loss per common share                                                                               $       (0.38)
                                                                                                        =============

Weighted average number of shares outstanding
    and common stock equivalents                                                                            8,132,387
                                                                                                        =============

                                                                    FOR THE FISCAL YEAR ENDED JANUARY 28, 1996
                                           -------------------------------------------------------------------------
                                                                                                          PRO FORMA
                                                                           PRO FORMA       PRO FORMA    STATEMENT OF
                                           THE COMPANY         ASI        ADJUSTMENTS     ADJUSTMENTS    OPERATIONS
                                           --------------------------------------------------------------------------
                                                                             DEBIT           CREDIT
Sales                                      $144,714,535   $101,900,000                                  $ 246,614,535
Cost of sales                               107,610,764     91,338,000                     1,490,620(1)   197,458,144
                                           --------------------------------------------------------------------------
    Gross profit                             37,103,771     10,562,000           --       (1,490,620)      49,156,391

General and administrative                   23,781,509     18,825,000                                     42,606,509
Amortization                                       --          677,000        947,442(2)                    1,624,442
                                           --------------------------------------------------------------------------
    Income (loss) from operations before
         interest and income taxes           13,322,262     (8,940,000)      (947,442)    (1,490,620)       4,925,440


Interest expense                                458,923        581,000      4,750,702(3)                    5,790,625
                                           --------------------------------------------------------------------------
    Income (loss) from operations before
         income taxes                        12,863,339     (9,521,000)    (5,698,144)    (1,490,620)        (865,185)


Income tax expense (benefit)                  5,245,178     (3,529,000)                    1,412,475(4)       303,703
                                           --------------------------------------------------------------------------

Net income (loss)                          $  7,618,161   $ (5,992,000)   $(5,698,144)   $(2,903,095)   $  (1,168,888)
                                           ==========================================================================
Net loss per common share                                                                               $       (0.14)
                                                                                                        =============

Weighted average number of shares
    outstanding and common stock equivalents                                                                8,110,453
                                                                                                        =============





The above pro forma consolidated statement of operations reflects adjustments related to the acquisition as follows:

1) reduction in depreciation expense related to the write-down of certain fixed assets to net realizable value;

2) amortization of intangible assets over a 35 year period;

3) interest expense related to acquisition debt, including amortization of debt transaction cost over a five year period; and

4) income taxes based on an effective income tax rate of 40%.

Pro forma income per common share is computed by dividing pro forma net income by the estimated weighted average number of common shares and common share equivalents outstanding. Common share equivalents include all stock options and warrants.